1

EXHIBIT 31.1

I, Aurelio Alemán, certify that:

1.

I have reviewed this Form 10-Q of First BanCorp.;

2.

Based on my

knowledge, this report

does not contain

any untrue statement

of a material

fact or omit

to state a

material fact
necessary to make the statements made, in light

of the circumstances under which such statements

were made, not misleading
with respect to the period covered by this report;

3.

Based on my knowledge,

the financial statements, and

other financial information

included in this report,

fairly present in all
material respects

the financial

condition, results

of operations

and cash

flows of

the registrant

as of,

and for,

the periods
presented in this report;

4.

The registrant's other certifying officer and I

are responsible for establishing and maintaining disclosure

controls and
procedures (as

defined in

Exchange Act

Rules 13a

-15(e) and

15d-15(e)) and

internal control

over financial

reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f))

for the registrant and have:

(a)

Designed such disclosure controls

and procedures, or caused such

disclosure controls and procedures

to be designed
under our

supervision, to

ensure that

material information

relating to

the registrant,

including its

consolidated
subsidiaries, is made

known to us

by others within

those entities, particularly

during the period

in which this

report
is being prepared;

(b)

Designed such internal control over financial

reporting, or caused such internal control over

financial reporting to be
designed under our

supervision, to provide

reasonable assurance regarding

the reliability of

financial reporting

and
the preparation

of financial

statements for

external purposes

in accordance

with generally

accepted accounting
principles;

(c)

Evaluated the

effectiveness of

the registrant's

disclosure controls

and procedures,

and presented

in this

report our
conclusions about the effectiveness

of the disclosure controls

and procedures, as of

the end of the period

covered by
this report based on such evaluation; and

(d)

Disclosed in this

report any change

in the registrant’s

internal control over

financial reporting that

occurred during
the registrant’s

most recent

fiscal quarter (the

registrant’s fourth

fiscal quarter in

the case of

an annual report)

that
has materially

affected, or

is reasonably

likely to

materially affect,

the registrant’s

internal control

over financial
reporting; and

5.

The registrant's

other certifying

officer and

I have

disclosed, based

on our

most recent

evaluation of

internal control

over
financial reporting,

to the

registrant's auditors

and the

audit committee

of the

registrant's board

of directors

(or persons
performing the equivalent functions):

(a)

All significant

deficiencies and

material weaknesses

in the

design or

operation of

internal control

over financial
reporting which

are reasonably

likely to

adversely affect

the registrant's ability

to record,

process, summarize

and
report financial information; and

(b)

Any fraud, whether or not material,

that involves management or

other employees who have a

significant role in the
registrant's internal control over financial reporting.

Dated: November 9, 2021 By: /s/ Aurelio Alemán
Aurelio Alemán
President and Chief Executive Officer